December 16, 2014

ADVANTAGE FUNDS, INC.

- Dreyfus Structured Midcap Fund

Supplement to Summary and Statutory Prospectuses

dated January 1, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital.  The team members are C. Wesley Boggs, William Cazalet, Warren Chiang, CFA, and Ronald Gala, CFA.  Messrs. Boggs, Chiang and Gala have each served as primary portfolio manager of the fund since June 2011, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital.  Mr. Cazalet is a managing director and global investment strategist at Mellon Capital.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital.  The team members are C. Wesley Boggs, William Cazalet, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Boggs, Chiang and Gala have each served as a primary portfolio manager of the fund since June 2011, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since 1993.  Mr. Cazalet is a managing director and global investment strategist at Mellon Capital, where he has been employed since July 2013. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients.  From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg, where he was responsible for strategy and portfolio design, product development and marketing.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.

December 16, 2014

ADVANTAGE FUNDS, INC.
-Dynamic Structured MidCap Fund

Supplement to Statement of Additional Information dated

January 1, 2014, as revised or amended, March 1, 2014, April 1, 2014, May 1, 2014,

July 1, 2014, October 1, 2014 and November 26, 2014

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

William Cazalet[1]	23	$4.9B	17	$685M	530	$7.1B

1                      Because Mr. Cazalet became a primary portfolio manager of Dynamic Structured MidCap Fund as of December 16, 2014, his information is as of October 31, 2014.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

William Cazalet[1]	Pooled	2	$151.4 M
	Other	7	$782.7M

1                      Because Mr. Cazalet became a primary portfolio manager of Dynamic Structured MidCap Fund as of December 16, 2014, his information is as of October 31, 2014.

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The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

William Cazalet[1]	DSMCF	None

1                      Because Mr. Cazalet became a primary portfolio manager of Dynamic Structured MidCap Fund as of December 16, 2014, his information is as of October 31, 2014.

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